Guarantees	12 Months Ended
Sep. 27, 2013
Guarantees [Abstract]
Guarantees
Guarantees
Certain of the Company's business segments have guaranteed the performance of third-parties and provided financial guarantees for uncompleted work and financial commitments. The terms of these guarantees vary with end dates ranging from the current fiscal year through the completion of such transactions. The guarantees would typically be triggered in the event of nonperformance and performance under the guarantees, if required, would not have a material effect on the Company's financial position, results of operations or cash flows.
There are certain guarantees or indemnifications extended among Tyco, Covidien, TE Connectivity, ADT and Pentair in accordance with the terms of the 2007 and 2012 Separation and Distribution Agreements and Tax Sharing Agreements. These guarantees primarily relate to certain contingent tax liabilities included in the Tax Sharing Agreements. See Note 6 for additional information.
In addition, Tyco historically provided support in the form of financial and/or performance guarantees to various Covidien, TE Connectivity, ADT and Tyco Flow Control operating entities. In connection with both the 2012 and 2007 Separations, the Company worked with the guarantee counterparties to cancel or assign these guarantees to Covidien, TE Connectivity, ADT or Pentair, as appropriate. To the extent these guarantees were not assigned prior to the Separation dates, Tyco assumed primary liability on any remaining such support. The Company's obligations related to the 2012 Separation were $3 million, which were included in Other liabilities on the Company's Consolidated Balance Sheets as of both September 27, 2013 and September 28, 2012, with an offset to Tyco shareholders' equity on the 2012 Separation date. The Company's obligations related to the 2007 Separation were $3 million and $3 million, which were included in Other liabilities on the Company's Consolidated Balance Sheets as of September 27, 2013 and September 28, 2012, respectively, with an offset to Tyco shareholders' equity on the 2007 Separation date.
In disposing of assets or businesses, the Company often provides representations, warranties and/or indemnities to cover various risks including, for example, unknown damage to the assets, environmental risks involved in the sale of real estate, liability to investigate and remediate environmental contamination at waste disposal sites and manufacturing facilities and unidentified tax liabilities and legal fees related to periods prior to disposition. The Company has no reason to believe that these uncertainties would have a material adverse effect on the Company's financial position, results of operations or cash flows.
In the normal course of business, the Company is liable for contract completion and product performance. In the opinion of management, such obligations will not significantly affect the Company's financial position, results of operations or cash flows.
As of September 27, 2013, the Company had total outstanding letters of credit and bank guarantees of approximately $424 million.
The Company records estimated product warranty costs at the time of sale. See Note 1 for additional information.
The changes in the carrying amount of the Company's warranty accrual from September 28, 2012 to September 27, 2013 were as follows ($ in millions):

Balance as of September 28, 2012	$30
Warranties issued	16
Changes in estimates	(4)
Settlements	(11)
Balance as of September 27, 2013	$31

Warranty accruals for businesses that are included within Liabilities held for sale on the Consolidated Balance Sheets are excluded from the table above. See Note 3 for additional information.